Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.26N

EIGHTEENTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Eighteenth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.  The effective date of this Amendment is the date last signed below (the “Effective Date”).

WHEREAS, Pursuant to the terms of the Agreement, CSG provides and Customer consumes CSG Vantage® Users/IDs/Sessions for up to *** ******** ***** ******* ********** (*****) Vantage UserIDs/Sessions, including *** ******* ******* (***) Discounted Vantage User IDs/Sessions; and

WHEREAS, Customer, subsequent to August 1, 2017, has requested and CSG has provided, pursuant to Technical Service Requests executed from time to time by the Parties commencing on or after August 1, 2017, through April 30, 2018, *** ******* ********** (***) additional Vantage UserIDs/Sessions to bring the current aggregate number of Vantage UserIDs/Sessions to *** ******** **** ******* ************ (*****) Vantage UserIDs/Sessions.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following:

1.

CSG and Customer agree that as of April 30, 2018, the number of  Vantage UserIDs/Sessions for which CSG invoices Customer is *** ******** **** ******* ************ (*****) and, further, as a result, Schedule F of the Agreement, Section 1, “CSG Services,” Subsection III, “Payment Procurement,” Subsection V., Advanced Reporting, Subsection A., “CSG Vantage®,” Notes 9 and 10 are deleted in their entirety and replaced as follows to reflect the updated number of Vantage UserIDs/Sessions invoiced by CSG and utilized by Customer as of April 30, 2018, as follows:

Note 9: CSG and Customer agree that as of April 30, 2018, Customer has requested and is utilizing *** ******** **** ******* ************ (*****) Vantage UserIDs/Sessions.  Therefore, CSG will invoice and Customer agrees to pay the annual maintenance pursuant to section A.2 of the table above in accordance with the Agreement for *** ******** **** ******* ************ (*****) Vantage UserIDs/Sessions.  In the event Customer requests additional Vantage User IDs/Sessions, the fees as set forth in sections A.1 and A.2 of the table above shall apply.

Note 10: Notwithstanding the foregoing in Note 9 above, CSG agrees to provide *** ******* ******* (***) Vantage User IDs/Sessions of such *** ******** **** ******* ************ (*****) Vantage UserIDs/Sessions at the rate of ******** (*/*) of the Annual Vantage User Maintenance for the Term of the Agreement (“Discounted Vantage User IDs/Sessions”).  CSG and Customer acknowledge and agree that it is the intent of the Parties that the Discounted Vantage User IDs/Sessions hereunder will be utilized concurrently with the *** ******* ******* (***) current Customer Vantage IDs/Sessions to allow users to query Customer’s Vantage data on *** (*) database instances.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the Effective Date.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: Mike Ciszek	Title: Gregory L. Cannon
Name: SVP - Billing Strategy and Operation	Name: SVP, General Counsel & Secretary
Date: 5/17/18	Date: 5/18/18